                                                                    EXHIBIT 4.12

================================================================================


                             ARCO CHEMICAL COMPANY

                                      AND

                             THE BANK OF NEW YORK,
                                                   Trustee


                           -------------------------

                                   INDENTURE

                           Dated as of June 15, 1988

                           -------------------------


================================================================================

                                   TIE-SHEET

of provisions of Trust Indenture Act of 1939 with Indenture dated as of June 15, 1988, between ARCO Chemical Company and The Bank of New York, as Trustee;

Section of Act                                  Section of Indenture
--------------                                  --------------------
310(a)(1) and (2)............................  8.09
310(a)(3) and (4)............................  Not applicable
310(b).......................................  8.08 and 8.10(b)
310(c).......................................  Not applicable
311(a) and (b)...............................  8.13
311(c).......................................  Not applicable
312(a).......................................  6.01 and 6.02(a)
312(b) and (c)...............................  6.02(b) and (c)
313(a).......................................  6.04(a)
313(b)(1)....................................  Not applicable
313(b)(2)....................................  6.04(b)
313(c).......................................  6.04(c)
313(d).......................................  6.04(d)
314(a).......................................  6.03
314(b).......................................  Not applicable
314(c)(1) and (2)............................  16.07
314(c)(3)....................................  Not applicable
314(d).......................................  Not applicable
314(e).......................................  16.07
315(a), (c) and (d)..........................  8.01
315(b).......................................  7.08
315(e).......................................  7.09
316(a)(1)....................................  7.01 and 7.07
316(a)(2)....................................  Omitted
316(a) last sentence.........................  9.04
316(b).......................................  7.04
317(a).......................................  7.02
317(b).......................................  5.07
318(a).......................................  16.09
----------------
This tie-sheet is not part of the Indenture as executed.

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                               TABLE OF CONTENTS

                            ----------------------

                                                                        PAGE
                                                                        ----
Parties................................................................   1
Recitals...............................................................   1

                                 ARTICLE ONE.

                                 DEFINITIONS.

Section  1.01.  Definitions............................................   1
                Authorized Newspaper...................................   1
                Board of Directors.....................................   2
                Business Day...........................................   2
                Company................................................   2
                Components.............................................   2
                Consolidated Net Tangible Assets.......................   3
                Conversion Date........................................   3
                Coupon Security........................................   3
                Dollar.................................................   3
                ECU....................................................   3
                European Communities...................................   4
                Event of Default.......................................   4
                Exchange Rate..........................................   4
                Exchange Rate Agent....................................   5
                Exchange Rate Officer's Certificate....................   5
                Foreign Currency.......................................   5
                Fully Registered Security..............................   5
                Holder.................................................   5
                Indenture..............................................   5
                Interest...............................................   6
                Interest Payment Date..................................   6
                Market Exchange Rate...................................   6
                Maturity...............................................   7
                Officers' Certificate..................................   7
                Opinion of Counsel.....................................   7
                Original Issue Date....................................   7
                Original Issue Discount Security.......................   7
                Person.................................................   8
                Place of Payment.......................................   8
                Principal Office of the Trustee........................   8
                Registered Coupon Security.............................   8
                Registered Holder......................................   8
                Registered Security....................................   9


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                                      ii

                                                                        PAGE
                                                                        ----

                Required Currency......................................   9
                Responsible Officer....................................   9
                Restricted Property....................................   9
                Restricted Subsidiary..................................   9
                Security or Securities outstanding.....................  10
                Stated Maturity........................................  11
                Subsidiary.............................................  11
                Trustee................................................  11
                Trustee Indenture Act of 1939..........................  12
                Unregistered Security..................................  12

                                 ARTICLE TWO.

                      THE SECURITIES AND SECURITY FORMS.

Section  2.01.  Amount Unlimited; Issuance in Series...................  12
Section  2.02.  Form of Securities and of Trustee's Certificate
                  of Authentication....................................  15
Section  2.03.  Denomination, Authentication and Dating Securities.....  15
Section  2.04.  Execution of Securities................................  17
Section  2.05.  Registration, Registration of Transfer and Exchange....  18
Section  2.06.  Mutilated, Destroyed, Lost or Stolen Securities........  19
Section  2.07.  Temporary Securities...................................  21
Section  2.08.  Cancellation of Securities Paid, etc...................  21
Section  2.09.  Moneys of Different Currencies to be Segregated........  22
Section  2.10.  Payment to Be in Proper Currency.......................  22
Section  2.11.  Payment in Currencies..................................  23

                                ARTICLE THREE.

                           REDEMPTION OF SECURITIES.

Section  3.01.  Applicability of Article...............................  26
Section  3.02.  Notice of Redemption; Selection of Securities..........  26
Section  3.03.  Payment of Securities Called for Redemption............  27
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                                      iii

                                 ARTICLE FOUR.

                                SINKING FUNDS.


                                                                        PAGE
                                                                        ----

Section  4.01.  Applicability of Article...............................  28
Section  4.02.  Satisfaction of Mandatory Sinking Fund Payments with
                  Securities...........................................  29
Section  4.03.  Redemption of Securities for Sinking Fund..............  29

                                 ARTICLE FIVE.

                     PARTICULAR COVENANTS OF THE COMPANY.

Section  5.01.  Payment of Principal, Premium and Interest.............  31
Section  5.02.  Offices for Notices and Payments, etc..................  31
Section  5.03.  Limitation on Liens....................................  32
Section  5.04.  Limitation on Sale and Lease-Back......................  34
Section  5.05.  Definition of "Value"..................................  35
Section  5.06.  Appointments to Fill Vacancies in Trustee's Office.....  35
Section  5.07.  Provision as to Paying Agent...........................  35
Section  5.08.  Annual Certificate to Trustee..........................  37

                                 ARTICLE SIX.

           HOLDERS LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.

Section  6.01.  Holders Lists..........................................  37
Section  6.02.  Preservation and Disclosure of Lists...................  37
Section  6.03.  Reports by the Company.................................  39
Section  6.04.  Reports by the Trustee.................................  40

                                ARTICLE SEVEN.

           REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.

Section  7.01.  Events of Default......................................  42
Section  7.02.  Payment of Securities on Default; Suit Therefor........  45
Section  7.03.  Application of Moneys Collected by Trustee.............  47
Section  7.04.  Proceedings by Holders.................................  48
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                                      iv

                                                                        PAGE
                                                                        ----
Section  7.05.  Proceedings by Trustee................................   50
Section  7.06.  Remedies Cumulative and Continuing....................   50
Section  7.07.  Direction of Proceedings and Waiver of Defaults by
                  Majority of Holders..................................  50
Section  7.08.  Notice of Defaults.....................................  51
Section  7.09.  Undertaking to Pay Costs...............................  52
Section  7.10.  Judgment Currency......................................  52

                                ARTICLE EIGHT.

                            CONCERNING THE TRUSTEE.

Section  8.01.  Duties and Reponsibilities of Trustee..................  53
Section  8.02.  Reliance on Documents, Opinions, etc...................  55
Section  8.03.  No Responsibility for Recitals, etc....................  56
Section  8.04.  Trustee, Paying Agent or Registrar May Own Securities..  57
Section  8.05.  Moneys to be Held in Trust.............................  57
Section  8.06.  Compensation and Expenses of Trustee...................  57
Section  8.07.  Officers' Certificate as Evidence......................  58
Section  8.08.  Conflicting Interest of Trustee........................  58
Section  8.09.  Eligibility of Trustee.................................  64
Section  8.10.  Resignation or Removal of Trustee......................  64
Section  8.11.  Acceptance by Successor Trustee........................  66
Section  8.12.  Succession by Merger, etc..............................  68
Section  8.13.  Limitation on Rights of Trustee as a Creditor..........  68

                                 ARTICLE NINE.

                            CONCERNING THE HOLDERS.

Section  9.01.  Action By Holders......................................  73
Section  9.02.  Proof of Execution by Holders..........................  74
Section  9.03.  Who Deemed Absolute Owners.............................  74
Section  9.04.  Company-Owned Securities Disregarded...................  75
Section  9.05.  Revocation of Consents; Future Holders Bound...........  76

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                                       v

                                 ARTICLE TEN.

                              HOLDERS' MEETINGS.


                                                                        PAGE
                                                                        ----
Section 10.01.  Purposes of Meetings...................................  76
Section 10.02.  Call of Meetings by Trustee............................  77
Section 10.03.  Call of Meetings by Company or Holders.................  78
Section 10.04.  Qualification for Voting...............................  78
Section 10.05.  Regulations............................................  78
Section 10.06.  Voting.................................................  79
Section 10.07.  No Delay of Rights by Meeting..........................  80

                                ARTICLE ELEVEN.

                           SUPPLEMENTAL INDENTURES.

Section 11.01.  Supplemental Indentures without Consent of Holders.....  80
Section 11.02.  Supplemental Indentures with Consent of Holders of a
                  Series...............................................  82
Section 11.03.  Compliance with Trust Indenture Act; Effect of
                  Supplemental Indentures..............................  83
Section 11.04.  Notation on Securities.................................  84
Section 11.05.  Evidence of Compliance of Supplemental Indenture to be
                  Furnished Trustee....................................  84

                                ARTICLE TWELVE.

                        CONSOLIDATION, MERGER AND SALE.

Section 12.01.  Company May Consolidate, etc., on Certain Terms........  84
Section 12.02.  Securities to be Secured in Certain Events.............  85
Section 12.03.  Successor Corporation to be Substituted................  85
Section 12.04.  Opinion of Counsel to be Given Trustee.................  86

                               ARTICLE THIRTEEN.

                   SATISFACTION AND DISCHARGE OF INDENTURE.

Section 13.01.  Discharge of Indenture.................................  86
Section 13.02.  Deposited Moneys to be Held in Trust by Trustee........  87
Section 13.03.  Paying Agent to Repay Moneys Held......................  88
Section 13.04.  Return of Unclaimed Moneys.............................  88

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                                      vi

                               ARTICLE FOURTEEN.

                                  DEFEASANCE.

                                                                        PAGE
                                                                        ----
Section 14.01.  Applicability of Article.............................   88
Section 14.02.  Defeasance Upon Deposit of Moneys or U.S. Government
                  Obligations........................................    88
Section 14.03.  Deposited Moneys and U.S. Government Obligations To
                  Be held in Trust...................................    91
Section 14.04.  Repayment to Company.................................    91
Section 14.05.  Reinstatement........................................    91

                               ARTICLE FIFTEEN.

       IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

Section 15.01.  Indenture and Securities Solely Corporate
                  Obligations........................................    92

                               ARTICLE SIXTEEN.

                           MISCELLANEOUS PROVISIONS.

Section 16.01.  Provisions Binding on Company's Successors...........    92
Section 16.02.  Benefits of Indenture Restricted to Parties and
                  Holders............................................    92
Section 16.03.  Official Acts by Successor Corporation...............    92
Section 16.04.  Addresses for Notices, etc...........................    93
Section 16.05.  Notices to Holders; Waiver...........................    93
Section 16.06.  New York Contract....................................    94
Section 16.07.  Evidence of Compliance with Conditions Precedent.....    94
Section 16.08.  Legal Holidays.......................................    95
Section 16.09.  Trust Indenture Act to Control.......................    95
Section 16.10.  No Security Interest Created.........................    95
Section 16.11.  Table of Contents, Headings, etc.....................    95
Section 16.12.  Execution in Counterparts............................    95
Section 16.13.  Acceptance of Trust..................................    95

Exhibit A       Form of Election To Receive Payments in Foreign
                  Currency or To Rescind Such Election

        INDENTURE, dated as of June 15, 1988, between ARCO Chemical Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and The Bank of New York, a New York banking corporation (the "Trustee").

                            Recital of the Company

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"), as provided herein.

                                   AGREEMENT

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                 ARTICLE ONE.

                                  Definitions

        Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended, (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

Authorized Newspaper:

        The term "Authorized Newspaper" shall mean a newspaper of general circulation in The City of New York (and, if any Place of Payment is not in The City of New York, in each such Place of Payment) printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

Board of Directors:

        The term "Board of Directors" shall mean the Board of Directors of the Company or any committee of such Board duly authorized to act for such Board.

Business Day:

        The term "Business Day" means any day, other than a Saturday or Sunday, that is (a) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York or The City of Philadelphia or, if a series of Securities is denominated in a Foreign Currency, the financial center of the country issuing such currency (which, in the case of European Currency Units, shall be Brussels, Belgium) and (b) if a Security has an interest rate determined with reference to the London interbank offered rate for deposits in a particular currency, any day on which dealings in deposits in such currency are transacted in the London interbank market.

Company:

        The term "Company" shall mean ARCO Chemical Company, a Delaware corporation, and subject to the provisions of Article Twelve shall include its successors and assigns.

Components:

        The term "Components," with respect to Foreign Currency which is a composite currency (including but not limited to the ECU), means the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. If the official unit of any Component currency is altered by way of combination or subdivision, the number of units of such currency as a Component shall be proportionately divided or multiplied. If two or more Component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated Component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any Component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former Component currency divided by the number of currencies into which such Component currency was divided, and such amounts shall thereafter be Components.

Consolidated Net Tangible Assets:

        The term "Consolidated Net Tangible Assets" shall mean the total amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed), and (b) all goodwill, trade names, trademarks, patents, purchased technology, unamortized debt discount and other like intangible assets, all as set forth on the most recent quarterly balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

Conversion Date:

        The term "Conversion Date," with respect to a Foreign Currency which is a composite currency (including but not limited to the ECU), has the meaning specified in Section 2.11(d).

Coupon Security:

        The term "Coupon Security" shall mean any Security authenticated and delivered with one or more interest coupons appertaining thereto.

Dollar:

        The term "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

ECU:

        The term "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

European Communities:

        The term "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

Event of Default:

        The term "Event of Default" shall mean any event specified in Section 7.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Exchange Rate:

        The term "Exchange Rate" means (a) if pursuant to Section 2.11(a) payment is to be made in Dollars with respect to a Security denominated in a Foreign Currency, the highest firm bid quotation for Dollars received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rates are quoted on such date, the last date on which such rates were quoted), from three recognized foreign exchange dealers in New York City selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Foreign Currency payable on such payment date in respect of all Securities denominated in such Foreign Currency and (b) if an Exchange Rate is to be computed for purposes of any provision other than Section 2.11(a), the rate determined pursuant to the foregoing clause (a) on such date and at such time as may be specified in the relevant provision.

        In the case of clause (a) above, if no such bid quotations are available, payments pursuant to Section 2.11(a) will be made in the applicable Foreign Currency, unless such Foreign Currency is unavailable due to the imposition of exchange controls (or, in the case of a composite currency, such currency ceases to be used for the purposes for which it was established as provided in Section 2.11(d)(ii)) or other circumstances beyond the Company's control, in which case the Company will be entitled to make payments in Dollars on the basis of the Market Exchange Rate for such Foreign Currency on the second Business Day prior to such payment date as provided in Section 2.11(d)(i) or
(ii), as applicable.

Exchange Rate Agent:

        The term "Exchange Rate Agent" means the New York clearing house bank designated pursuant to Section 2.01, or any successor thereto.

Exchange Rate Officer's Certificate:

        The term "Exchange Rate Officer's Certificate," with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate, signed by an officer of the Exchange Rate Agent and delivered to the Company and to the Trustee, setting forth the applicable Exchange Rate as of the second Business Day preceding the applicable payment date or such other date as provided herein, as the case may be, and the amounts payable in Dollars on Foreign Currency, as applicable, in respect of the principal of (and premium, if any) and interest on Securities denominated in Foreign Currency.

Foreign Currency:

        The term "Foreign Currency" means a currency issued by the government of any country other than the United States of America or a composite currency based on the aggregate value of currencies of any group of countries, including but not limited to the ECU.

Fully Registered Security:

        The term "Fully Registered Security" shall mean any Security registered as to principal and interest, if any.

Holder:

        The term "Holder," "Holder of Securities," or other similar terms, when used with respect to any Security shall mean a bearer of an Unregistered Security or a Registered Holder of a Registered Security and when used with respect to any coupon, means the bearer thereof.

Indenture:

        The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the form and terms of particular series of

Securities established as contemplated hereunder; provided, however, that if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 2.01, exclusive, however, of any provisions or terms which relate solely to one or more series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

Interest:

     The term "interest" when used with respect to any series of non-interest bearing Securities, shall mean interest payable after Maturity.

Interest Payment Date:

     The term "Interest Payment Date," with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

Market Exchange Rate:

     The term "Market Exchange Rate" means (a) if pursuant to Section 2.11(d)(i) payment is to be made in Dollars with respect to a Security denominated in a Foreign Currency (other than a composite currency), the noon buying rate in New York City for cable transfers of such Foreign Currency as certified by the Federal Reserve Bank of New York on the second Business Day preceding the applicable payment date and (b) if pursuant to Section 2.11(d)(ii) payment is to be made in Dollars with respect to a Security denominated in a composite currency, for each Component of such composite currency, the Market Exchange Rate determined pursuant to the foregoing clause (a) on the second Business Day preceding the applicable payment date.

     In the event a Market Exchange Rate as described in clause (a) or (b) above is not available, the Company will be entitled to make payments in

U.S. dollars pursuant to Section 2.11(d)(i) or (ii) on the basis of the most recently available Market Exchange Rate for such Foreign Currency or each Component of such composite currency, as the case may be.

Maturity:

     The term "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, or its Vice President and Treasurer, and by one of its Assistant Treasurers, its Secretary, an Assistant Secretary, the Controller or an Assistant Controller of the Company, and delivered to the Trustee. If applicable, each certificate shall include the statements provided for in
Section 16.07 if and to the extent required by the provisions of such Section.

Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of, or of counsel to the Company, or may be other counsel. Each such opinion shall include the statements provided for in Section 16.07 if and to the extent required by the provisions of such Section.

Original Issue Date:

     The term "original issue date" of any Security (or portion thereof) shall mean the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

Original Issue Discount Security:

     The term "Original Issue Discount Security" shall mean (a) a Security which has been issued at an issue price lower than the principal amount thereof and which provides that upon redemption or acceleration of the maturity thereof an amount less than the principal amount thereof shall become due and payable and (b) any other Security which for United States federal income tax purposes would be considered an original issue discount security.

Person:

     The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Place of Payment:

     The term "Place of Payment" for a series of Securities shall mean the Place or Places of Payment designated for each series pursuant to Sections 2.01(5) and 5.02.

Principal Office of the Trustee:

     The term "Principal Office of the Trustee," or other similar term, shall mean the principal corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered and which on the date hereof is at 21 West Street, 12th Floor, New York, New York 10286 (except that with respect to presentation of Securities for payment and transfer, such term shall mean the office or agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted).

Registered Coupon Security:

     The term "Registered Coupon Security" shall mean any Coupon Security registered as to principal only.

Registered Holder:

     The term "Registered Holder," when used with respect to a Registered Security, shall mean the person in whose name such Security is registered on the books of the Company kept for that purpose in accordance with the terms hereof.

Registered Security:

     The term "Registered Security" shall mean any Security registered on the books of the Company.

Required Currency:

     The term "Required Currency" means the currency in which the Securities of any series are payable, as specified by the Company pursuant to Section 2.01(13) and taking into account any election made by one or more Holders pursuant to
Section 2.11(a). If, however, the Required Currency is a Foreign Currency and is unavailable for the reasons stated in Section 2.11(d)(i) or (ii), the Required Currency shall mean Dollars.

Responsible Officer:

     The term "Responsible Officer" shall mean any officer to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Restricted Property:

     The term "Restricted Property" shall mean:

     (a) any manufacturing plant for the production of oxygenated chemicals or styrene-based polymers owned by the Company or a Subsidiary and located in the continental United States of America, except (1) related facilities which in the opinion of the Board of Directors are transportation or marketing facilities, and (2) any plant for the production of oxygenated chemicals or styrene-based polymers which in the opinion of the Board of Directors is not a principal plant of the Company and its Subsidiaries; and

     (b)  any shares of capital stock or indebtedness of a Restricted
Subsidiary.

Restricted Subsidiary

     The term "Restricted Subsidiary" shall mean any Subsidiary which owns any Restricted Property, except a Subsidiary substantially all the physical properties of which are located outside the continental United States of America.

Security or Securities outstanding:

     The terms "Security" or "Securities" shall have the meaning stated in the recital of this Indenture and shall mean any Security or Securities, as the case may be, authenticated and delivered pursuant to this Indenture (including, without limitation, the Securities of any series issued in temporary or permanent global form pursuant to Section 2.01(15)); provided, however, that if at any time there is more than one Person acting as Trustee under this instrument, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the recital and shall more particularly mean Securities authenticated and delivered pursuant to this instrument, exclusive of Securities of any series as to which such Person is not Trustee.

     The term "outstanding," when used with reference to Securities or Securities of any series shall, subject to the provisions of Section 9.04, mean, as of any particular time, all such Securities authenticated and delivered by the Trustee pursuant to this Indenture, except:

     (a) such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

     (b) such Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been mailed as provided in Article Three, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

     (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section
2.06 except to the extent that a bona fide holder in due course of any such Securities shall have presented proof satisfactory to the Trustee that such holder is a bona fide holder in due course of any such Securities.

     In determining whether the Holders of the requisite principal amount of outstanding Securities of a series have given any request, demand, authorization, direction, notice, consent or waiver hereunder: (i) the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof determined in accordance with Section 7.01; and (ii) each Security denominated in a Foreign Currency shall be deemed to have a principal amount determined by the Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) by converting the principal amount of such Security in the currency in which such Security is denominated into Dollars at the Exchange Rate as of 9:00 A.M., New York City time, on the date such request, demand, authorization, direction, notice, consent or waiver is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date for the reasons specified in Section 2.11(d), such rate on the date specified in such Section).

Stated Maturity:

     The term "Stated Maturity" when used with respect to any Security or any installment of interest thereon shall mean the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

Subsidiary:

     The term "Subsidiary" shall mean any corporation at least a majority of the outstanding securities of which having ordinary voting power to elect a majority of the board of directors of such corporation (whether or not any other class of securities has or might have voting power by reason of the happening of a contingency) is at the time owned or controlled directly or indirectly by the Company or one or more Subsidiaries or by the Company and one or more Subsidiaries.

Trustee:

     The term "Trustee" shall mean The Bank of New York, until another or a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean and include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to the Securities of that series.

Trust Indenture Act of 1939:

     The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture, except as provided in Section 11.03.

Unregistered Security:

     The term "Unregistered Security" shall mean any Security or temporary bearer Security not registered as to principal.


                                 ARTICLE TWO.

                      THE SECURITIES AND SECURITY FORMS.

     SECTION 2.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. Securities may be issued in one or more series.

     The terms and conditions listed below, as applicable, of any series of Securities shall be established (i) in an indenture supplemental hereto, (ii) in a resolution of the Board of Directors or (iii) by the certificate of an officer of the Company authorized pursuant to a resolution of the Board of Directors:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of all other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.05, 2.06, 2.07, 3.03 or 11.04);

          (3) the date or dates on which the principal and premium, if any, of the Securities of the series are payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula by which interest shall be calculated, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders thereof to whom interest is payable;

       (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable (herein called the "Place of Payment"); provided, however, that payment of principal, premium, if any, and interest with respect to Registered Securities may be made as provided in Section 5.02;

        (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

        (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

        (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

        (9) if other than the principal amount at Stated Maturity thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
Section 7.01 or provable in bankruptcy pursuant to Section 7.02 or used to determine the relative voting rights of the Holders thereof pursuant to Section
10.05 or the method by which such portion of the principal amount shall be determined;

        (10) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

        (11) if the rate or rate at which the Securities of the series shall bear interest is to be fixed until Maturity, provisions, if any, for the defeasance of Securities of the series;

        (12) (A) the currency of denomination of the Securities of any series, which may be in Dollars or any Foreign Currency, (B) if such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency and (C) if such Securities are denominated in a Foreign Currency other than a composite currency, the financial center of the country issuing such Foreign Currency;

            (13) the designation of the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Securities of the series will be made, and, if such currency or currencies is a Foreign Currency, whether payment of the principal (and premium, if any) or the interest on such Securities shall be payable in such Foreign Currency or in Dollars, and if in Dollars, whether the Holders thereof may elect instead to have such payments made in such Foreign Currency;

            (14) if the Securities of such series are to be denominated in a Foreign Currency, the designation of an agent for purposes of determining the amounts payable with respect to such Securities in Dollars and exchanging Foreign Currency into Dollars or Dollars into Foreign Currency, as the case may be (the "Exchange Rate Agent"), which shall be a New York clearing house bank;

            (15) the extent to which any Securities will be issuable in temporary or permanent global form, and the manner in which any payments on a temporary or permanent global Security will be made;

            (16) the form of Securities of such series; and

            (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

        All Securities of any series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of actual time or times of authentication and delivery or maturity of the Securities of such series. All Securities of the same series shall be substantially identical except as to denomination and except as may otherwise be provided in (i) an indenture supplemental hereto, (ii) a resolution of the Board of Directors or
(iii) a certificate of an officer of the Company authorized pursuant to a resolution of the Board of Directors.

        SECTION 2.02. Form of Securities and of Trustee's Certificate of Authentication. The Securities of each series, the appurtenant coupons, if any, and the certificates of authentication thereon shall be in substantially the form as shall be established as provided in Section 2.01 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may be determined consistently herewith by the officers executing such Securities and coupons, if any, as evidenced by their execution of the Securities and coupons, if any.

        The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities and coupons, if any, as evidenced by their execution of such Securities and coupons, if any.

        The form of Trustee's certificate of authentication shall be as follows:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Securities issued under the within-mentioned
Indenture.

                                        as Trustee


                                        By
                                          ------------------------------
                                               Authorized Signatory

        SECTION 2.03. Denomination, Authentication and Dating of Securities. The Securities of each series may be issued as Registered Securities or Unregistered Securities, as provided in the terms of such Securities and shall be issuable in the denominations of $1,000 and any integral multiple of $1,000, or such other denominations as authorized as provided in Section 2.01. Each Security shall be dated as of the date of its authentication.

        At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by the President and Chief Executive Officer, the Senior Vice President and Chief Financial Officer, its Vice President and Treasurer or one of its Assistant Treasurers. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and, subject to Section 8.01, shall be fully protected in relying upon:

        (a) A copy of the resolution or resolutions of the Board of Directors in or pursuant to which the terms and form of the Securities were established, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect as of the date of such certificate, and if the terms and form of such Securities are established by an Officers' Certificate pursuant to general authorization of the Board of Directors, such Officers' Certificate;

        (b) an executed supplemental indenture, if any;

        (c) an Officers' Certificate delivered in accordance with Section 16.07; and

        (d) an Opinion of Counsel which shall state:

            (1) that the form of such Securities has been established by a supplemental indenture or by or pursuant to a resolution of the Board of Directors in accordance with Sections 2.01 and 2.02 and in conformity with the provisions of this Indenture;

            (2) that the terms of such Securities have been established in accordance with Section 2.01 and in conformity with the other provisions of this Indenture;

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

            (4) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

        The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

        SECTION 2.04. Execution of Securities. The Securities, and any coupons appertaining thereto, shall be signed in the name and on behalf of the Company manually or by facsimile by its President and Chief Executive Officer or its Senior Vice President and Chief Financial Officer and by its Vice President and Treasurer, its Secretary or one of its Assistant Secretaries, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed manually by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

        In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security or coupon may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Securities or coupons, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

        SECTION 2.05. Registration, Registration of Transfer and Exchange. The Company shall keep or cause to be kept a register (herein sometimes referred to as the "registry books of the Company") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 5.02.

        Upon surrender of any Registered Security of any series for registration of transfer at the office or agency of the Company to be maintained as provided in Section 5.02, the Company shall execute, and the Trustee, upon the written authorization or request of any officer of the Company, shall authenticate and deliver, in the name of the designated transferee or transferees, at the expense of the Company, one or more new Registered Securities of such series of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

        At the option of the Holder thereof, Securities of a series, whether Registered or Unregistered, which by their terms are registrable as to principal only or as to principal and interest, may be exchanged for Registered Coupon Securities or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities so issued in exchange for other Securities shall be of any authorized denomination and of like principal amount and Stated Maturity and shall be issued upon surrender of the Securities for which they are to be exchanged and, in the case of Coupon Securities, together with all unmatured coupons and all matured coupons in default appertaining thereto, at the office of the Company provided for in Section 5.02 and upon payment, if the Company shall require, of charges provided herein. Whenever any Securities are so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making such exchange is entitled to receive.

        Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Company to be maintained as provided in Section 5.02, such Security shall be registered as to principal in the name of the Holder thereof and such registration shall be noted on such Security. Any Security so registered shall be transferable on the registry books of the Company, upon presentation of such Security at such office or agency for similar notation thereon, but such Security may be discharged from registration by being in like manner transferred to bearer, whereupon transferability by delivery shall be restored. Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

        Unregistered Securities shall be transferable by delivery. Registration of any Coupon Security shall not affect the transferability by delivery of the coupons appertaining thereto which shall continue to be payable to bearer and transferable by delivery.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Registered Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attorney duly authorized in writing.

        Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

        The Company shall not be required (i) to issue, register the transfer of or exchange any Securities of any series for a period of 15 days next preceding any selection of Securities of such series to be redeemed, or (ii) to register the transfer or exchange of any Securities so selected for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

        SECTION 2.06. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security or any coupon appurtenant to a Coupon Security shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon written authorization or request of any officer of the Company, the Trustee shall authenticate and deliver, a new Security (in the case of a Coupon Security, with coupons corresponding to the coupons appertaining to the mutilated, destroyed, lost or stolen Security or the Security with respect to which a coupon shall have become mutilated, destroyed, stolen or lost) of the same series and of like tenor and principal amount at Stated Maturity bearing a number not contemporaneously outstanding. In every case the applicant for a substituted Security shall furnish to each of the Company and the Trustee such security or indemnity as may be required by either of them, as the case may be, to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. In every case of mutilation, the applicant shall surrender to the Trustee, the mutilated Security or the Security to which the mutilated coupon appertains, in the case of a Coupon Security, with all coupons (including any mutilated coupons) appertaining thereto.

        Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security or coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security or coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to each of the Company and the Trustee such security or indemnity as may be required by either of them, as the case may be, to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Security or coupon and of the ownership thereof.

        Every substituted Security, and in the case of Coupon Securities, its appurtenant coupons, issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Security or coupon of that series is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or coupon of that series shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other

Securities and coupons of that series duly issue hereunder. All Securities and coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

        Section 2.07. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee, upon satisfaction of the provisions of Section 2.03, shall authenticate and deliver printed or lithographed temporary Securities. Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of that series, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security of any series shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities of that series. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Securities of that series and thereupon any or all temporary Securities of that series may be surrendered in exchange therefor, at the office or agency of the Company in the Place of Payment for such series, and the Company shall execute and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount at Stated Maturity of definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of that series authenticated and delivered hereunder.

        Section 2.08. Cancellation of Securities Paid, etc. Securities of any series surrendered for the purpose of payment, redemption, exchange or registration of transfer and all coupons surrendered for payment, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities or coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture or of such series of Securities. The Trustee shall destroy or otherwise dispose of, at its discretion, cancelled Securities or coupons and, where applicable, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities or coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or coupons unless and until the same are surrendered to the Trustee for cancellation.

        Section 2.09.  Moneys of Different Currencies to be Segregated.   The
Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

        Section 2.10. Payment to Be in Proper Currency. The obligation of the Company to make any payment of principal of (and premium, if any) and interest on any Security shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

        Any costs incurred by or on behalf of the Company (other than costs incurred by the Trustee that are passed on to the Company as provided above) in connection with the conversion of Dollars to any Foreign Currency pursuant to an election made by a Holder in accordance with

Section 2.11(a) shall be borne by the Holder making such an election through deduction from payments required to be made to such Holder pursuant to the terms of this Indenture.

        Section 2.11. Payment in Currencies. (a) Payment of the principal of (and premium, if any) and interest on the Securities of any series, whether or not denominated in a Foreign Currency pursuant to Section 2.01(12), shall be made in Dollars, unless the Company specifies another currency or currencies pursuant to Section 2.01(13). If a series of Securities is denominated in a Foreign Currency, the amount receivable in Dollars by the Holders of such series shall be determined as provided in Section 2.11(c). Not later than one Business Day prior to each Interest Payment Date, the Trustee shall inform the Company of the total amount of the interest payments to be made by the Company on such Interest Payment Date and the currencies or currency units in which such interest payments are to be made. The Trustee shall provide monthly to the Company a list of the principal and interest to be paid on Securities of each series maturing in the next succeeding month.

        (b) If authorized pursuant to Section 2.01(13), any Holder of a Security of a series of Securities denominated in Foreign Currency may elect to receive payments in the Foreign Currency in which such Security is denominated pursuant to Section 2.01(12). A Holder may make such election by delivering to the
Trustee: (i) a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the record date immediately preceding the applicable Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and (ii) wire transfer instructions as required by Section 5.02. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice rescinding such election, provided, however, that any such notice must be delivered to the Trustee not later than the close of business on the record date immediately preceding the next Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such recission may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Company pursuant to Article Three. The

Trustee shall deliver a copy of each notice received by it under this Section 2.11(b) to the Exchange Rate Agent and the Company as soon as practicable after receipt. Upon request, the Trustee will mail a copy of the form of Exhibit A to any Holder requesting a copy thereof to the address of such Holder set forth in such request.

        (c) For each series of Securities denominated in a Foreign Currency, the Exchange Rate Agent shall determine the amount receivable by the Holders thereof in Dollars, which amount shall equal the sum obtained by converting the applicable Foreign Currency into Dollars at the Exchange Rate. The applicable Exchange Rate shall be set forth in an Exchange Rate Officer's Certificate. The Exchange Rate Agent shall deliver to the Company and to the Trustee, not later than one Business Day prior to the date each payment is required to be made, a written notice specifying the amount of principal of (and premium, if any) and interest on such series of Securities to be paid on such payment date in Dollars and, if at least one Holder has made the election referred to in subsection (b) above to receive payments in Foreign Currency on a series of Securities denominated in a Foreign Currency, such Foreign Currency, together with a counterpart of the Exchange Rate Officer's Certificate, referred to above.

        (d)(i) If a Foreign Currency, other than a composite currency, in which the payment of principal of (and premium, if any) and interest on a series of Securities is required to be made is not available to the Company due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each payment date occurring after the last date on which such Foreign Currency was so used, all payments with respect to the Securities of any such series shall be made in Dollars. If payment is to be made in Dollars to the Holders of any such series of Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any paying agent to Holders shall be determined by the Exchange Rate Agent and shall be equal to the sum obtained by converting the applicable Foreign Currency into Dollars at the applicable Market Exchange Rate set forth in an Exchange Rate Officer's Certificate.

        (ii) If the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or is not available due to circumstances beyond the control of the Company, or if any other composite currency in which the payment of principal of (and premium, if any) and interest on a series of Securities is required to be made ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, then with respect to each payment date (the "Conversion Date") occurring after the last date on which the ECU or such other composite currency was so used, all payments with respect to the Securities of any such series shall be made in Dollars. If payment with respect to Securities of a series is to be made in Dollars pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Trustee and by the Trustee or any paying agent to Holders shall be determined by the Exchange Rate Agent and shall be equal to the sum of the amounts obtained by converting each Component of such composite currency into Dollars at its respective Market Exchange Rate set forth in an Exchange Rate Officer's Certificate, multiplied by the number of ECU or units of such other composite currency, as appropriate, that would have been so paid had the ECU or such other composite currency, as appropriate, not ceased to be so used.

        (e) All decisions and determinations of the Exchange Rate Agent regarding the Exchange Rate or conversion of Foreign Currency other than a composite currency into Dollars pursuant to subsection (d)(i) above or the conversion of ECU or any other composite currency into Dollars pursuant to subsection (d)(ii) shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee, any paying agent and all Holders of the Securities. If a Foreign Currency, other than a composite currency, in which payment of the principal of (and premium, if any) and interest on a series of Securities is required pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 16.05) specifying the last date on which such Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Securities. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or is not available due to circumstances beyond the control of the Company, or any other composite currency in which the principal of (and premium, if any) and interest on a series of Securities is required ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 16.05). In the event of any subsequent change in any Component, the Company, after learning thereof, will give notice to the Trustee similarly (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 16.05). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.


                                ARTICLE THREE.

                           Redemption of Securities.

        Section 3.01. Applicability of Article. The Company may reserve the right to redeem and pay, prior to Stated Maturity, all or any part of the Securities of any series, either by optional redemption, sinking fund or otherwise, by provision therefor in the Security for such series established pursuant to Sections 2.01 and 2.02. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, in accordance with this Article.

        Section 3.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all or any part of the Securities of a series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to each Holder of a Registered Security to be redeemed as a whole or in part at his address as the same appear on the registry books of the Company and, if Unregistered Securities are to be redeemed, shall publish a notice of redemption at least 30 and not more than 60 days prior to the date fixed for redemption in an

Authorized Newspaper in the Place of Payment. If mailed in the manner herein provided, the notice shall be conclusively presumed to have been duly given, whether or not any such Holder receives such notice. Any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

        Each such notice of redemption shall specify the date fixed for redemption, the redemption price, the place where such Securities are to be surrendered for payment of the redemption price, which shall be the office or agency of the Company in each Place of Payment, that payment will be made upon presentation and surrender of such Securities and all coupons appertaining thereto, if any, that accrued interest, if any, to the redemption date will be paid as specified in said notice, and that on and after said date, interest thereon or on the portions thereof to be redeemed will cease to accrue. In case the redemption is on account of a sinking fund, said notice shall so specify. If less than all the outstanding Securities of a series are to be redeemed, the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in the principal amount and Stated Maturity equal to the unredeemed portion thereof will be issued.

        If fewer than all the Securities of a series are to be redeemed, the Company shall give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount at Stated Maturity of Securities to be redeemed, and the Trustee shall select from the Securities outstanding in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof to be redeemed. Securities of a series may be redeemed in part only in multiples of $1,000, except as otherwise set forth in the form of Security to be redeemed.

        Any notice of redemption to be mailed by the Company pursuant to this
Section 3.02 may be mailed, at the Company's direction, by the Trustee in the name and at the expense of the Company.

        Section 3.03. Payment of Securities Called for Redemption. If notice of redemption has been mailed or published, as the case may be as above provided, the Securities or portions of Securities of a series with respect to which such notice has been mailed or published shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with accrued interest to the redemption date and on and after said date (unless the Company shall default in the payment of such Securities at the applicable redemption price, together with accrued interest, if any, to said date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue, and such Securities and portions of Securities of any series shall be deemed not to be outstanding hereunder and shall not be entitled to any benefit under this Indenture except to receive payment of the redemption price, together with accrued interest, if any, to the date fixed for redemption. On or before the Business day preceding the redemption date specified in the notice of redemption, the Company shall deposit with the Trustee or with one or more paying agents an amount of money, in immediately available funds, sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price, together with accrued interest, if any, to the date fixed for redemption. On presentation and surrender of such Securities at the Place of Payment, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with accrued interest, if any, to the date fixed for redemption.

        Upon presentation of any Security redeemed in part only, the Company shall execute and the trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations in aggregate principal amount and Stated Maturity equal to the unredeemed portion of the Security so presented.


                                 ARTICLE FOUR.

                                Sinking Funds.

        Section 4.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of series except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

        The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment."

        Section 4.02. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company, or (b) receive credit for the principal amount of Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

        Section 4.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02, which Securities will accompany such certificate, if not theretofore delivered, and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default with respect to such series has occurred and is continuing.

        Any mandatory or optional sinking fund payment or payments made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $50,000 or an equivalent amount, if applicable, in a Foreign Currency (or a lesser sum if the Company shall so request) with respect to Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made prior to a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 4.03. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to such Securities, and not held for the payment or redemption of particular Securities, shall be applied by the Trustee, to the payment of the principal of the Securities of that series at maturity.

        The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in the penultimate paragraph of
Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in section 3.02. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

        On each sinking fund payment dte, the Company shall pay to the Trustee in immediately available funds a sum equal to all accrued interest to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date pursuant to this Section 4.03.

        The Trustee shall not redeem any Securities of a series with sinking fund moneys or mail or publish any notice of redemption of such Securities by operation of the sinking fund for such series during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any such Securities shall theretofore have been mailed or published in accordance with the provisions hereof, the Trustee shall redeem Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all Securities of such series; provided, however, that in case such default or Event or Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Securities on which such moneys may be applied pursuant to the provisions of this Section 4.03.


                                 ARTICLE FIVE

                     Particular Covenants of the Company.

        Section 5.01. Payment of Principal, Premium and Interest. The Company shall duly and punctually pay or cause to be paid the principal of and premium, if any, and interest, if any, on the Securities of each series in the Required Currency in accordance with the terms thereof and this Indenture and shall comply with all other forms, agreements and conditions contained in or made in this Indenture for the benefit of such Securities.

        Section 5.02. Offices for Notices and Payments, etc. So long as any Securities of a series remain outstanding, the Company shall maintain in each Place of Payment for such series of Securities an office or agency where the Securities of that series may be presented for payment, for registration of transfer and for exchange as provided in this Indenture and where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served. The Company shall give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made at the Principal Office of the Trustee (or at any other address previously furnished in writing to the Company by the Trustee) and notices may be served at the Principal Office of the Trustee. Unless otherwise provided pursuant to Section 2.01, the Company hereby initially designates as the Place of Payment for each series of Securities, the Borough of Manhattan, The City of New York, and initially appoints the Trustee its agent for payment, for registration of transfers, for exchange of the Securities and where notices and demands may be served upon the Company.

Notwithstanding any other provisions to the contrary, the Company at its option may make payment of principal, premium (if any) and interest with respect to Registered Securities by check mailed to the address of the Person entitled thereto, as such address appears on the registry books of the Company; provided, however, that in the case of a Registered Security issued between a record date and the initial Interest Payment Date relating to such record date, interest for the period beginning on the Original Issue Date and ending on such initial Interest Payment Date shall be paid on such initial Interest Payment Date to the person to whom such Registered Security shall have been originally issued. Notwithstanding the foregoing, a holder of U.S. $10,000,000 or more in aggregate principal amount of Registered Securities (or a holder of the equivalent thereof in a Foreign Currency) shall be entitled to receive such payments in Dollars by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee not less than fifteen days prior to the applicable Interest Payment Date. Simultaneously with the election by any holder to receive payments in a Foreign Currency as provided in Section 2.11, such holder shall provide appropriate wire transfer instructions to the Trustee, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.

        Section 5.03. Limitation on Liens. Nothing in this Indenture or in the Securities shall in any way restrict or prevent the Company or any Subsidiary from incurring any indebtedness; provided, however, that neither the Company nor any Restricted Subsidiary shall issue, assume or guarantee, any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article Five called "Debt") secured by mortgage, lien, pledge or other encumbrance (mortgages, liens, pledges or other encumbrances being hereinafter in this Article Five called "Mortgages") upon any Restricted Property, without effectively providing that the Securities of each series then outstanding and thereafter created (together with, if the Company so determines, any other indebtedness or obligation then existing and any other indebtedness or obligation thereafter created ranking equally with the Securities then existing or thereafter created which is not subordinated to the Securities of each series) shall be secured equally and ratably with (or prior to) such

Debt so long as such Debt shall be so secured, except that the foregoing provisions shall not apply to:

        (a) Mortgages affecting property of a corporation existing at the time it becomes a Subsidiary or at the time it is merged into or consolidated with the Company or a Subsidiary;

        (b) Mortgages on property existing at the time of acquisition thereof or incurred to secure payment of all or part of the purchase price thereof or to secure Debt incurred prior to, at the time of or within 24 months after acquisition thereof for the purpose of financing all or part of the purchase price thereof;

        (c) Mortgages on any property to secure all or part of the cost of construction or improvements thereon or Debt incurred to provide funds for any such purpose in a principal amount not exceeding the cost of such construction or improvements;

        (d) Mortgages which secure only an indebtedness owing by a Subsidiary to the Company or a Subsidiary;

        (e) Mortgages in favor of the United States or any state thereof, or any department, agency, instrumentality, or political subdivision of any such jurisdiction, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of constructing or improving the property subject thereto, including, without limitation, Mortgages to secure Debt of the pollution control or industrial revenue bond type; or

        (f) Mortgages required by any contract or statute in order to permit the Company or a Subsidiary to perform any contract or subcontract made by it with or at the request of the United States of America, any state or any department, agency or instrumentality or political subdivision of either;

        (g) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (f) inclusive or of any Debt secured thereby, provided that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement

Mortgage shall be limited to all or part of substantially the same property which secured the Mortgage extended, renewed or replaced (plus improvements on such property).

        Notwithstanding the foregoing provisions of this Section 5.03, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by Mortgages which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with the aggregate outstanding principal amount of all other Debt of the Company and its Restricted Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (a) to (g) inclusive above) and the aggregate Value, as defined in Section 5.05, of the Sale and Lease-Back Transactions, as defined in Section 5.04, in existence at such time (not including Sale and Lease-Back Transactions as to which the Company has complied with Section 5.04(b)), does not at any one time exceed 10% of the Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries.

        Section 5.04. Limitation on Sale and Lease-Back. Neither the Company nor any Restricted Subsidiary shall enter into any arrangement with any Person (other than the Company or a Subsidiary), or to which any such Person is a party, providing for the leasing to the Company or a Restricted Subsidiary for a period of more than three years of any Restricted Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person (other than the Company or a Subsidiary), to which funds have been or are to be advanced by such Person on the security of the leased property (in this Article Five called "Sale and Lease-Back
Transactions") unless either:

        (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 5.03, to incur Debt in a principal amount equal to or exceeding the Value of such Sale and Lease-Back Transaction, secured by a Mortgage on the property to be leased, without equally and ratably securing the Securities; or

        (b) the Company (and in any such case the Company covenants and agrees that it will do so) during or immediately after the expiration of four months after the effective date of such Sale and Lease-Back Transaction (whether made by the Company or a Restricted Subsidiary) applies to the voluntary retirement of indebtedness of the Company (including Securities, provided that Securities may only be redeemed at the redemption prices and in accordance with the other provisions of the form thereof), maturing by the terms thereof more than one year after the original creation thereof and ranking at least pari passu with the Securities (hereinafter in this Section called "Funded Debt") an amount equal to the Value of such Sale and Lease-Back Transaction, less the principal amount of Securities delivered, within four months after the effective date of such arrangement, to the Trustee for retirement and cancellation and the principal amount of other Funded Debt voluntarily retired by the Company within such four-month period, excluding retirements of Securities and other Funded Debt as a result of conversions or pursuant to mandatory sinking fund or prepayment provisions or by payment at maturity.

        SECTION 5.05. Definition of "Value." For purposes of Sections 5.03 and 5.04, the term "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the fair value, in the opinion of the Board of Directors, of such property at the time of entering into such Sale and Lease-Back Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

        SECTION 5.06. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee for any one or more series of Securities, shall appoint a Trustee, in the manner provided in Section 8.10 so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

        SECTION 5.07. Provision as to Paying Agent. (a) If the Company appoints a paying agent other than the Trustee with respect to the Securities of any series, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.07:

        (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series; and

        (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

        (b) If the Company acts as its own paying agent with respect to the Securities of any series it shall, on or prior to each due date of the principal of and premium, if any, or interest, if any, on any of the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of such Securities or the coupons appertaining thereto, as the case may be, a sum sufficient to pay such principal and premium, if any, or interest, if any, so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under such Securities) to make any payment of the principal of and premium, if any, or interest, if any, on such Securities when the same shall become due and payable.

        (c) Whenever the Company has one or more paying agents with respect to the Securities of any series, it shall deposit with a paying agent (who shall make any necessary funds available to any other paying agents), on the Business Day next preceding each due date in funds available on the due date of the principal of, premium, if any, and interest, if any, on such Securities, a sum in immediately available funds sufficient to pay such principal, premium, if any, and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Holders of such Securities or the coupons appertaining thereto, as the case may be, entitled to any such principal, premium and interest, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act.

        (d) Anything in this Section 5.07 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 5.07, such sums to be held by the Trustee upon the trusts herein contained.

        (e) Anything in this Section 5.07 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.07 is subject to Sections 13.03 and 13.04.

        SECTION 5.08. Annual Certificate to Trustee. The Company shall deliver to the Trustee on or before September 1 in each year during which any Securities are outstanding hereunder (beginning with respect to Securities of each series with the September 1 next following the issue date of any series of Securities) an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company and based upon a review made under their supervision of the activities of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained in Sections 5.03, 5.04, 12.01 or 12.02, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

                                 ARTICLE SIX.

           HOLDERS LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE.

        SECTION 6.01. Holders Lists. The Company shall furnish or cause to be furnished to the Trustee, with respect to the Registered Securities of each series (i) semi-annually, not later than each Interest Payment Date for such series and on dates to be determined pursuant to Section 2.01 for non-interest bearing Securities in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders, as of the respective record dates therefor, and on dates to be determined pursuant to
Section 2.01 for non-interest bearing Securities, and (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days prior to the time such information is furnished; provided, however, that so long as the Trustee shall be the registrar of a series of Securities all of which are Registered Securities, such list shall not be required to be furnished in respect of that series.

        SECTION 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Registered Securities of any series contained in the most recent list furnished to it as provided in Section 6.01 or received by the Trustee in its capacity as Securities registrar. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

        (b) In case three or more Holders of Securities of the same series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of Securities of all series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit for such purpose, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02, or

            (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 6.02 and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

        If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or of all series, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 6.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all series, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

        (c) Each Holder of any Security or coupon or both, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of the name and address of such Holder in accordance with the provisions of subsection (b) of this Section 6.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

        SECTION 6.03. Reports by the Company. (a) The Company shall file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) relating to the equity or debt securities of the Company which the Company may be required to file with said Commission pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

        (b) The Company shall file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

        (c) The Company shall transmit by mail to each Holder of Securities, in the manner and to the extent provided in Section 6.04, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and
(b) of this Section 6.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

        SECTION 6.04. Reports by the Trustee. (a) On or before December 15 in every year after the first series of Securities is issued hereunder, so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Holders, as hereinafter in this Section 6.04 provided, a brief report dated as of the preceding October 15 with respect to:

        (1) its eligibility under Section 8.09 and its qualification under
Section 8.08 or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

        (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount at Stated Maturity of the Securities outstanding on the date of such report;

        (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or (6) of subsection (b) of
Section 8.13;

        (4) the property and funds, if any, physically in the possession of the Trustee, as such, on the date of such report;

        (5) any additional issue of Securities which the Trustee has not previously reported; and

        (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects any of the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 7.08.

        (b) The Trustee shall transmit to the Holders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such), since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 6.04 (or, if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Securities at Stated Maturity outstanding at such time, such report to be transmitted within 90 days after such time.

        (c) Reports pursuant to this Section shall be transmitted by mail:

        (1) to all Registered Holders of Securities, as the names and addresses of such Holders appear in the registry books of the Company;

        (2) to such Holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

        (3) except in the case of reports pursuant to subsection (b) of this Section, to each Holder whose name and address is preserved at the time by the Trustee, as provided in Section 6.02.

        (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed and also with the Securities and Exchange Commission. The Company shall notify the Trustee when any Securities are listed on any stock exchange.

                                ARTICLE SEVEN.

                      Remedies of the Trustee and Holders
                             on Event of Default.

        Section 7.01. Events of Default. "Event of Default," whenever used herein with respect to Securities of any series means each one of the following events unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under which such series of Securities is issued, if any, or in the form of Security for such series:

        (a) default in the payment of any installment of interest upon any Security of that series when the same becomes due and payable, and continuance of such default for a period of 30 days; or

        (b) default in the payment of the principal of or premium, if any, on any Securities of that series as and when the same shall become due and payable either at Maturity, upon redemption, by declaration or otherwise; or

        (c) default in the payment of any sinking fund installment or analogous obligation as and when the same shall become due and payable by the terms of that series, and continuance of such default for a period of 30 days; or

        (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Securities of such series or in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section 7.01 specifically provided for or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series), and continuance of such default or breach for a period of 90 days after the date on which written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount at Stated Maturity of the Securities of that series at the time outstanding; or

        (e) if there shall be entered a decree or order by a court having jurisdiction for relief in respect of the Company under any applicable Federal or State bankruptcy law or other similar law, or appointing a receiver, trustee or liquidator, or other similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

        (f) if the Company shall file a petition or an answer or consent seeking relief under any applicable Federal or State bankruptcy law or other similar law, or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking possession by a receiver, trustee, custodian or other similar official of the Company or of any substantial part of its property, or the Company shall make an assignment for the benefit of creditors generally or shall admit in writing to its inability to pay its debts generally as they become due; or

        (g) any other event provided in the form of Security for such series, or in the supplemental indenture, Officers' Certificate or resolution of the Board of Directors under which such series of Securities is issued, if any.

If an Event of Default described in clauses (a), (b), (c) or (g) with respect to Securities of any series at the time outstanding occurs and is continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount at Stated Maturity of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (in the case of Securities that are Original Issue Discount Securities, such principal amount as may be determined in accordance with the terms of that series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in clauses (d), (e) or (f) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount at Stated Maturity of all the Securities then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be determined in accordance with the terms of that series) of all the Securities to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. The foregoing provisions are, however, subject to the condition that if, at any time after the principal amount (in the case of Securities that are Original Issue Discount Securities, such portion of the principal amount as may be determined in accordance with the terms of that series) of the Securities of any series or of all the Securities, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series or of all of the Securities, as the case may be, and the principal of and premium, if any, on all Securities of such series or of all the Securities, as the case may be, which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and premium, if any, at the rate of interest or yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of such series or at the rates of interest or yields to Maturity of all the Securities, as the case may be, to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder, and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any and all defaults under this Indenture, other than the nonpayment of principal of or premium, if any, or accrued interest, if any, on Securities of such series or of all of the Securities, as the case may be, which shall have become due by acceleration, shall have been remedied--then and in every such case the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of such series or of all of the Securities, as the case may be, then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series or of all of the Securities, as the case may be, and rescind and annul such declaration and its consequences; but no waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

        In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

        Section 7.02. Payment of Securities on Default; Suit Therefor. In case
(1) default shall be made in the payment of any installment of interest upon any Security of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) default shall be made in the payment of the principal of or premium, if any, on any Security of any series as and when the same shall have become due and payable, whether at Maturity of Securities of that series or otherwise, or (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series and such default shall continue for a period of 30 days--then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holder of any such Security, the whole amount that then shall have become due and payable on any such Security for principal and premium, if any, or interest, if any, or both, as the case may be, with interest on the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on the overdue installments of interest at the rate of interest or yield to Maturity (in the case of Original Issue Discount Securities) borne by any such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property, wherever situated, of the Company or any other obligor upon such Securities.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under any Federal or State bankruptcy law or other similar law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee (irrespective of whether the principal of any Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02) shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and premium, if any, and interest, if any, owing and unpaid in respect of the Securities of any series (in the case of Securities that are Original Issue Discount Securities, such principal amount as would be then due and payable upon declaration of acceleration in accordance with the terms of that series) and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee, liquidator, sequestrator or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation, expenses, disbursements and advances of the Trustee, its agents or counsel, and any other amounts due to the Trustee under
Section 8.06 hereof.

     Nothing herein contained shall be deemed to authorize the Trustee to approve, consent, accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee with respect to the Securities of any series shall be brought in its own name as trustee of an express trust, and any recovery of judgement shall be for the ratable benefit of the Holders of the Securities in respect of which such action is taken.

      Section 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee with respect to any series of Securities under this Article Seven shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys on account of principal, premium, if any, or interest, if any, upon presentation of the several Securities of such series or the coupons appertaining thereto, as the case may be, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     8.06 hereof;

          Second: In case the principal of the outstanding Securities of that series shall not have become due and be unpaid, to the payment of interest on the Securities of that series, in the order of the maturity of the installments of such interest with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate of interest (or yield to maturity in the case of Original Issue Discount Securities) borne by the Securities of that series, such payments to be made ratably to the Persons entitled thereto;

          Third: In case the principal of the outstanding Securities of a series in respect of which such moneys have been collected shall have become due and payable, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of that series for principal and premium, if any, and interest, if any, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon any overdue installments of interest at the rate of interest (or yield to Maturity in the case of Original Issue Discount Securities) borne by the Securities of that series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of that series, then to the payment of such principal and premium, if any, and interest, if any, without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of that series over any other Security of that series, ratably to the aggregate of such principal and premium, if any, and any accrued and unpaid interest. The Holders of each series of Securities of which the Required Currency is a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount outstanding of such series of Securities in the Foreign Currency in which payments with respect to such series of Securities are required into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 2.11(d), such rate on the date specified in such Section).

          Fourth: Any surplus then remaining shall be paid to the Company or to such other Person as shall be entitled to receive it.

     Section 7.04. Proceedings by Holders. No Holder of any Security of any series or of any coupon appertaining thereto shall have any right by virtue of or availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount at Stated Maturity of the Securities of that series (or, in case of an Event of Default described in clause (d), (e) or (f) of Section 7.01, 25% in aggregate principal amount of all Securities then outstanding (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in Section 2.01(9))) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as the Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60 day period by the Holders of a majority in principal amount at Stated Maturity of the outstanding Securities of such series, it being understood and intended, and being expressly covenanted by the Holder of every Security of that series with every other Holder of every Security of that series or coupons appertaining thereto and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities of that series or any other series or coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities.

     Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security or coupon to receive payment of the principal of, and premium, if any, and interest, if any, on such Security, on or after the respective Stated Maturities expressed in such Security or, in the case of redemption or repayment on or after the redemption date or repayment date, as the case may be, and to institute suit for the enforcement of any such payment on or after such respective date shall not be impaired or affected without the consent of such Holder.

        SECTION 7.05. Proceedings by Trustee. In case of an Event of Default hereunder, the Trustee, in its discretion, may proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

        SECTION 7.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Seven to the Trustee or to the Holders of Securities or coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or such Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 7.04, every power and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

        SECTION 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority in aggregate principal amount of the Securities of all series affected (voting as one class) (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in Section 2.01(9)) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that such direction shall not conflict with any rule of law or this Indenture, and provided further, that (subject to the provisions of Section 8.01) the Trustee may take any action deemed proper by the Trustee which is not inconsistent with such direction and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities of a particular series (or all of the Securities as the case may be), the Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of that series at the time outstanding may on behalf of the Holders of all the Securities of that series waive any past default or Event of Default described in clause (a), (b), (c) or (g) of Section 7.01 (or, in the case of an event specified in clause (d), (e) or (f) of Section 7.01, the Holders of an aggregate principal amount of all the Securities then outstanding (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in Section 2.01(9))) may waive such default or Event of Default as its consequences except (1) a default in the payment of interest, if any, or premium, if any, on, or the principal of, any of the Securities or in the payment of any sinking fund installment or analogous obligation with respect to Securities or (2) in respect of a covenant or provision hereof which under Article Eleven cannot be modified or amended without the consent of the Holder of each Security outstanding of the series affected. Upon any such waiver the Company, the Trustee and the Holders of Securities of that series (or all of the Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

        SECTION 7.08. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of any default hereunder with respect to Securities of any series, mail to all Holders of Securities of that series in the manner and to the extent provided in Section 6.04(c) notice of such default known to the Trustee, unless such default shall have been cured prior to the giving of such notice; provided, however, that, except in the case of default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities of that series or in the making of any sinking fund payment or analogous obligation with respect to Securities of that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 7.01(d) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default," with respect to Securities of any series, means any event which is, or after notice or lapse of time, or both, would become, an Event of Default with respect to Securities of such series.

        SECTION 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount at Stated Maturity of the Securities outstanding of that series (or, in case of any suit relating to or arising under clause (d), (e) or (f) of Section 7.01, 10% in principal amount of all Securities outstanding (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Securities")) or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the respective Stated Maturities expressed in such Securities (or in the case of redemption or repayment on or after the redemption date or repayment date).

        SECTION 7.10. Judgment Currency. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security, it shall become necessary to convert into any other currency or currency unit (the "Judgment Currency") any amount in the currency or currency unit due hereunder or under such Security (the "Contract Currency"), then such conversion shall be made at the Conversion Rate as in effect on the date the Company shall make payment to any person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in the Judgment Currency which, when converted at the Conversion Rate as in effect on the date of payment, is equivalent to the amount then due hereunder or under such Security in the Contract Currency. Any amount due from the Company under this Section 7.10 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company be required to pay more in the Contract Currency at the Conversion Rate as in effect when payment is made than the amount stated to be due hereunder or under such Security so that in any event the Company's obligations hereunder or under such Security will be effectively maintained as obligations in the Contract Currency.

        For purposes of this Section 7.10, "Conversion Rate" shall mean the rate determined by the Exchange Rate Agent equal to the arithmetic average of the highest firm bid quotations in the Contract Currency received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three recognized foreign exchange dealers in New York City selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Judgment Currency payable on such payment date.

                                ARTICLE EIGHT.

                            CONCERNING THE TRUSTEE.


        SECTION 8.01. Duties and Responsibilities of Trustee. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing of all Events of Default which may have occurred with respect to the Securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations with respect to such series shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities of any series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to that series and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

        Prior to the occurrence of an Event of Default with respect to the Securities of a series, and after the curing or waiving of all Events of Default with respect to that series which may have occurred and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

        No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

        (a) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts, and

        (b) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 7.07 of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

        None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it has reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01.

        SECTION 8.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 8.01:

        (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a written statement signed in the name of the Company by the President and Chief Executive Officer, one of its Vice Presidents or its Treasurer (unless other evidence in respect thereof is herein specifically prescribed); and any resolution of the Board of Directors shall be sufficiently evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

        (c) Whenever in the administration of the Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically provided) may, in the absence of bad faith on its part, rely on an Officer's Certificate;

        (d) the Trustee may consult with its counsel or require an Opinion of Counsel and any such advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

        (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

        (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

        (g) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the Holders of not less than a majority in principal amount at Stated Maturity of the Securities then outstanding of any series affected or of all the Securities, as the case may be; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding; and

        (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

        SECTION 8.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any of the Securities or coupons; provided, however, that the Trustee shall not be relieved of its duty to authenticate Securities as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

    Section 8.04. Trustee, Paying Agent or Registrar May Own Securities. The Trustee or any paying agent or Security registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or the coupons appertaining thereto with the same rights it would have if it were not Trustee, paying agent or Security registrar.

    Section 8.05. Moneys to be Held in Trust. Subject to the provisions of
Section 13.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon.

    Section 8.06. Compensation and Expenses of Trustee. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct. The Company shall indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability arising in connection with its duties under this Indenture. The obligations of the Company under this Section 8.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute addtional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

  SECTION 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

  SECTION 8.08. Conflicting Interest of Trustee. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 8.08, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in Section 8.10.

  (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 8.08, the Trustee shall, within 10 days after the expiration of such 90 day period, transmit notice of such failure to all Holders of Securities, to the extent provided in Section 6.04(c).

  (c) For the purposes of this Section 8.08, the Trustee shall be deemed to have a conflicting interest with respect to Securities of any series if:

  (1) the Trustee is trustee under this Indenture with respect to the outstanding securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture; provided, however, that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if
(A) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of section 305 or subsection (c) of section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of that series and any such other series and such other indentures, or (B) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Securities of that series and such other series and such other indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of that series or such other series or such indenture or indentures;

  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series issued under this Indenture or an underwriter for the Company;

  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director or an executive officer of the Trustee and a director or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

  (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Company;

  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

  (9) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection (c). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period and, after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c).

  The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or
(7) of this subsection (c).

  For the purposes of paragraphs (6), (7), (8) and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

  Except as provided in the next preceding paragraph hereof, the words "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

  (d) For the purposes of this Section 8.08:

  (1) The term "underwriter" when used with reference to the Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

  (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

  (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

  (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

  (5) The term "Company" shall mean any obligor upon the Securities.

  (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

  The percentages of voting securities and other securities specified in this
Section 8.08 shall be calculated in accordance with the following provisions:

  (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section 8.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

  (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

  (C) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

  (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

  (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

  (iv) securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

  (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

  SECTION 8.09. Eligibility of Trustee. The Trustee with respect to each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and having an office and place of business in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee with respect to each series of Securities shall cease to be eligible in accordance with the provisions of this
Section 8.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10.

  SECTION 8.10. Resignation or Removal of Trustee. (a) The Trustee may resign with respect to any series of Securities at any time by giving written notice of such resignation to the Company and by giving notice thereof to the Holders of the applicable series of Securities in manner and to the extent provided in
Section 6.04(c). Upon receiving such notice of resignation with respect to the applicable series of Securities, the Company shall promptly appoint a successor trustee with respect to that series by written instruments, in duplicate, executed by or pursuant to a resolution of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If a successor trustee shall not have been so appointed with respect to any series of Securities, and shall have accepted appointment within 30 days after the giving of such notice of resignation to the Holders of such series, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 7.09, on behalf of such Holder and all others similarly situated, petition any such court for the appointment of a successor trustee with respect to that series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

  (b) In case at any time any of the following shall occur--

  (1) the Trustee shall fail to comply with the provisions of subsection (a) of
Section 8.08 after written request therefor by the Company or by any Holder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months, or

  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

  (3) the Trustee shall become incapable of acting, with respect to any series of Securities or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation--

then, in any such case, the Company may remove the Trustee with respect to any one or more of such series of Securities and appoint a successor trustee of that series by written instrument, in duplicate, executed by or pursuant to order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or subject to the provisions of Section 7.09, any Holder has been a bona fide Holder of a Security or Securities of that series for at least six months may,
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                                      66

on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to that series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to that series.

  (c) The Holders of a majority in aggregate principal amount at Stated Maturity of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and nominate with respect to such series a successor trustee which shall be deemed appointed as successor trustee with respect to such series unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Holder of Securities of the series may petition any court of competent jurisdiction for appointment of a successor trustee with respect to such series upon the terms and conditions and otherwise as provided in subsection (a) of this Section 8.10.

  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee with respect to an applicable series of Securities pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee for that series as provided in Section 8.11.

  (e) The Company shall give notice as provided in Section 15.05 of each resignation or removal of the Trustee with respect to any series of Securities. Each notice shall include the name of such successor trustee and the address of its Principal Office and shall be given within 60 days of such event.

  SECTION 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers and trusts with respect to any series of Securities of the trustee so ceasing to act. Upon request of any successor trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 8.06.

  In case of the appointment hereunder of a successor trustee with respect to the Securities of any one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which shall contain (1) such provisions as shall be necessary or desirable to transfer and confirm to, and vest in each successor trustee all of the rights, powers and duties of the predecessor trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring trustee is not retiring with respect to all Securities, it shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

  No successor trustee shall accept appointment as provided in this Section 8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.08 and eligible under the provisions of
Section 8.09.

  Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company shall mail notice of the succession of such trustee hereunder to all the Registered Holders of such series as the names and addresses of such Holders shall appear on the registry books of the Company and shall publish notice of such event once in an Authorized Newspaper in the Place of Payment. If the Company fails to mail such notice in the prescribed manner within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

  SECTION 8.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder provided such corporation shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities of any series so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities of any series either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of any series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or authenticate Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

  SECTION 8.13. Limitation on Rights of Trustee as a Creditor. (a) Subject to the provision of subsection (b) of this Section 8.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities of any series within four months prior to a default, as defined in subsection (c) of this Section 8.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in special account for the benefit of the Trustee individually, the Holders of the Securities of any series, and the holders of other indenture securities (as defined in paragraph (2) of subsection (c) of this Section 8.13)

  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

  Nothing herein contained, however, shall affect the right of the Trustee:

  (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to Federal or State bankruptcy laws or other similar laws;

  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this
Section 8.13, would occur within four months; or

  (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders of Securities of a series as to which such Trustee is acting as Trustee hereunder and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal or State bankruptcy laws or other similar laws, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal or State bankruptcy laws or other similar laws, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal or State bankruptcy laws or other similar laws, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion between the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

  Any Trustee who has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

  (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four-month period; and

  (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

  (b) There shall be excluded from the operation of subsection (a) of this
Section 8.13 a creditor relationship arising from:

  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in Section 6.04 with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 8.13;

  (5) the ownership of stock or of other securities of a corporation organized under the provisions of section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section 8.13.

  (c) For the purposes of this Section 8.13:

  (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon one of the Securities of any series or upon the other indenture securities when and as such principal or interest becomes due and payable.

  (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section 8.13, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

  (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

  (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security; provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

  (5) The term "Company" shall mean any obligor upon the Securities.

                                 ARTICLE NINE.

                            CONCERNING THE HOLDERS.

  SECTION 9.01. Action by Holders. (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount at Stated Maturity of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (A) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (B) by the record of the Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Ten, or (C) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

  (b) If the Company shall solicit from the Holders of any or all series any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by or pursuant to resolution of the Board of Directors fix in advance a record date for the determination of

Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the Securities deemed to be outstanding shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

  SECTION 9.02. Proof of Execution by Holders. Subject to the provisions of Sections 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Holder, his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities of any series shall be proved by the registry books of the Company or by a certificate of the registrar of the Securities of any series.

  The record of any meeting of Holders of Securities may be proved in the manner provided in Section 10.06.

  SECTION 9.03. Who Deemed Absolute Owners. The Company, the Trustee, any paying agent, any transfer agent and any Security registrar may treat the Holder of any Unregistered Security and the Holder of any coupon, except with respect to a Fully Registered Security, whether or not the Security to which it appertained be registered, as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes (whether or not such Security or coupon shall be overdue) and neither the Company, the Trustee, any paying agent, any transfer agent nor any Security registrar shall be affected by any notice to the contrary. The Company, the Trustee, any paying agent, any transfer agent and any Security registrar may treat the person in whose name a Registered Security shall be registered upon the registry books of the Company as the absolute owner of such Security (whether or not such

Security shall be overdue) for the purpose of receiving payment of principal of, premium, if any, on and, if such Registered Security is a Fully Registered Security, interest, if any, on, such Registered Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any Holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

  The amount of Unregistered Securities held by any Person executing any instrument or writing as a Holder, and the numbers of such Unregistered Securities, and the date of his holding the same, may be proved by the production of such Securities or by a certificate executed by any trust company, bank, banker or member of a national securities exchange (wherever situated), as depositary, if such certificate is in form satisfactory to the Trustee, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Unregistered Securities therein described; or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a Holder, if such certificate or affidavit is in form satisfactory to the Trustee. The Trustee and the Company may assume that such ownership of any Unregistered Security continues until (i) another certificate bearing a later date issued in respect of the same Unregistered Security is produced, or (ii) such Unregistered Security is produced by some other Person, or (iii) such Unregistered Security is registered as to principal or is surrendered in exchange for a Fully Registered Security, or (iv) such Unregistered Security has been cancelled in accordance with Section 2.08.

  SECTION 9.04. Company-Owned Securities Disregarded. In determining whether the Holders of the requisite aggregate principal amount at Stated Maturity of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on such Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction or consent only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

  SECTION 9.05. Revocation of Consents; Future Holders Bound. (a) At any time prior to but not after, the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the Holders of the percentage in aggregate principal amount at Stated Maturity of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at the Principal Office of the Trustee and upon proof of holding as provided in
Section 9.02, revoke such action so far as concerns such Holder and all future Holders and owners of such Security and any Securities which may be issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or such other Security issued in exchange or substitution therefor.

  (b) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                                 ARTICLE TEN.

                              HOLDERS' MEETINGS.

  SECTION 10.01. Purposes of Meetings. A meeting of the Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Ten for any of the following purposes:

        (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Seven;

        (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eight;

        (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

        (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount at Stated Maturity of the Securities of any or all series, as the case may be, under any other provisions of this Indenture or under applicable law.

        Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any or all series to take any action specified in Section 10.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders of Registered Securities of each series affected, at their addresses as they appear on the registry books of the Company, and notice to Holders of Unregistered Securities of each series affected shall be published in an Authorized Newspaper in the Place of Payment. Such notice shall be mailed or published, as the case may be, not less than 20 nor more than 90 days prior to the date fixed for the meeting. However, if all Securities of any series with respect to which the meeting is to be held are Registered Securities no notice need be given except notice by mail as hereinabove provided.

        Failure to receive such notice or any defect therein shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Securities of any or all series, as the case may be, shall be valid without notice if the Holders of all such Securities outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

        Section 10.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount at Stated Maturity of the Securities then outstanding of any or all series, as the case may be, that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, that may be so affected by written request setting forth in a reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders, in the amount specified, may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in
Section 10.01, by mailing notice thereof as provided in Section 10.02.

        Section 10.04. Qualification for Voting. To be entitled to vote at any meeting of Holders of Securities, a Person shall (a) be a Holder of one or more Securities with respect to which such meeting is being held or (b) at a Person appointed by an instrument in writing as proxy by such a Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any or all series, as the case may be, shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem fit.

        The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 10.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount at Stated Maturity of the Securities represented at the meeting.

        Subject to the provisions of Section 9.04, at any meeting each Holder of Securities with respect to which such meeting is being held, or proxy therefor, shall be entitled to one vote for each $1,000 (or, if such Securities are denominated in a Foreign Currency, the minimum denomination of such Securities as specified pursuant to Section 2.01(8)) in principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in Section 2.01(9)) of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than as a Holder of Securities or proxy therefor. At any meeting of Holders of Securities, the presence of Persons holding or representing the Securities with respect to which such meeting is being held in such aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in such aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which such meeting is being held duly called pursuant to the provisions of Section 10.02 or 10.03 may be adjourned from time to time by vote of the Holders of a majority in such aggregate principal amount of the Securities represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

        Section 10.06. Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be inscribed the signatures of the Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of

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                                      80

the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice as mailed as provided in
Section 10.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        Section 10.07. No Delay of Rights by Meeting. Nothing in this Article Ten contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Securities under any of the provisions of this Indenture or of the Securities.

                                ARTICLE ELEVEN.

                           SUPPLEMENTAL INDENTURES.

        Section 11.01. Supplemental Indentures without Consent of Holders. Without the consent of any Holders of any series of Securities, the Company, when authorized by or pursuant to a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

        (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation, pursuant to Article Twelve hereof, of the covenants, agreements and obligations of the Company herein and in the Securities contained;

        (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of any series of

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                                      81

Securities as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in the Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default and shall not adversely affect the interests of the Holders of Securities of any series;

     (c) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of any series, any property or assets which the Company may desire or may be required to convey, transfer, assign, mortgage or pledge in accordance with the provisions of Section 5.03 or Section 12.02;

     (d) to establish the form or terms of Securities of any series as permitted by Section 2.01;

     (e) to cure any ambiguity, to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action shall not adversely affect the interests of the Holders of Securities of any series; or

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.11;

     (g) to provide for the documentation necessary for the issuance of Securities outside the United States of America; or


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                                      82

     (h) to conform the Indenture to the provisions of the Trust Indenture Act of 1939, as then in effect.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 11.02.

     Section 11.02. Supplemental Indentures with Consent of Holders of a Series. With the consent (evidenced as provided in Section 9.01) of the Holders of not less than 50% in aggregate principal amount at Stated Maturity of the Securities at the time outstanding of each series affected by such supplemental indenture or indentures, the Company, when authorized by or pursuant to a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall without the consent of the Holder of each outstanding Security affected thereby (i) extend the fixed Maturity of any Security, or reduce the rate of interest or extend the time of payment of interest, if any, thereon or reduce the principal thereof or the time during which premium is payable thereon or change the Required Currency, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 7.01 or the amount thereof provable in bankruptcy pursuant to Section 7.02 without the consent of the Holder of each Security so affected, or (ii) reduce the percentage in principal amount at Stated Maturity of the outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions hereof or of certain defaults hereunder and their consequences provided for in this Indenture, or (iii) modify any provision of this Section 11.02 or Section
7.07 hereof except to increase any such percentage or to provide certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of such series as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 11.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Eleven shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Eleven, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of the series of Securities affected shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such
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                                      84

supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 11.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Eleven may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

     Section 11.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 8.01 and 8.02, shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto is authorized and permitted by this Indenture and complies with the requirements of this Article Eleven.

                                ARTICLE TWELVE.

                        CONSOLIDATION, MERGER AND SALE.

     Section 12.01. Company May Consolidate, etc., on Certain Terms. (a) Subject to the provisions of Section 12.02, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of all or substantially all the property of the Company, to any other corporation (whether or not affiliated with the Company) authorized to acquire and operate the same; provided, however, that, except as otherwise provided in Section 12.01(b) below, upon any such consolidation, merger, sale or conveyance, other than a consolidation or merger in which the Company is the continuing corporation, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture and in such series to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired such property; and provided further that the Company or such successor corporation, as the case may be, shall not immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.

        (b) Notwithstanding the provisions of Section 12.01(a), the Company may sell or convey all or substantially all its property located in the United States of America to one or more wholly owned Subsidiaries organized under the laws of the United States of America or any political subdivision thereof, and such Subsidiary or Subsidiaries will not be required to assume the performance or observance of any of the Company's obligations under this Indenture or any Securities.

        SECTION 12.02. Securities to be Secured in Certain Events. If, upon any consolidation or merger of the Company with or into any other corporation, or upon any sale or conveyance of all or substantially all the property of the Company to any other corporation, any of the property of the Company or of any Restricted Subsidiary would thereupon become subject to any mortgage, lien or pledge, the Company, prior to or simultaneously with such consolidation, merger, sale or conveyance, will secure the Securities of each series outstanding hereunder, equally and ratably with any other obligations of the Company or any Restricted Subsidiary then entitled thereto, by a direct lien on all such property prior to all liens other than any theretofore existing thereon.

        SECTION 12.03. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest, if
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                                      86

any, on all of the Securities of each series and the due and punctual performance of all of the covenants and conditions of this Indenture and in such series to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein and, if the Company is to be voluntarily dissolved, the Company shall thereupon be released from all obligations hereunder and under the Securities of each series. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of ARCO Chemical Company any or all of the Securities of each series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations of this Indenture prescribed, the Trustee shall authenticate and shall delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the other Securities of such series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     Section 12.04. Opinion of Counsel to be Given Trustee. Before the Trustee shall execute any supplemental indenture required pursuant to this Article Twelve, the Trustee, subject to Sections 8.01 and 8.02, shall receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article.

                               ARTICLE THIRTEEN.

                   SATISFACTION AND DISCHARGE OF INDENTURE.

     Section 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been
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                                      87

destroyed, lost or stolen or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore cancelled, or (b) all the Securities of any series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, an amount in the Required Currency (other than funds repaid by the Trustee to the Company in accordance with Section 13.04) sufficient to pay at maturity or upon redemption all of the Securities of such series (other than any Securities of such series which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered or which shall have been paid) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest, if any, due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to Securities of such series, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.07 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to Securities of such series, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

     Section 13.02. Deposited Moneys to be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to Section 13.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     Section 13.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

     Section 13.04. Return of Unclaimed Moneys. Any moneys deposited with or paid to the Trustee for payment of the principal of (and premium, if any) or interest, if any, on Securities of any series and not applied but remaining unclaimed by the Holders of Securities of that series for three years after the date upon which the principal of, and premium, if any, or interest, if any, on such Securities, as the case may be, shall have become due and payable, shall, upon written demand, be repaid to the Company by the Trustee; and the Holder of any of such Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect, provided, however, that, before being required to make any such repayment, the Trustee may (at the cost of the Company) mail to such Holders at their last known address or cause to be published once a week for two successive weeks, in each case on any day of the week, in an Authorized Newspaper in the Place of Payment, a notice (in such form as may be deemed appropriate by the Trustee) that said moneys remain unclaimed and that, after a date named therein, any unclaimed balance of said moneys then remaining will be returned to the Company (except that with respect to presentation of Securities for payment and transfer, such term shall mean the office or agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted).

                               ARTICLE FOURTEEN.

                                  Defeasance.

     Section 14.01. Applicability of Article. If pursuant to Section 2.01 provision is made for the defeasance of Securities of a series, then the provisions of this Article shall be applicable except as otherwise specified as contemplated by Section 2.01 for Securities of such series.

     Section 14.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. At the Company's option, either (x) the Company shall
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                                      89

be deemed to have been Discharged (as defined below) from its obligations with respect to Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied, or (y) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 5.03, 5.04, 5.08, 12.01 and 12.02 with respect to Securities of any series at any time after the applicable conditions set forth below have been satisfied:

     (a) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series (i) money in the Required Currency in an amount, or (ii) in the case of Securities denominated in Dollars, U.S. Government Obligations (as defined below), which through the payment of interest, principal and premium, if any, in respect thereof in accordance with their terms will provide (without any reinvestment of such interest, principal or premium), not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee at or prior to the time of such deposit, to pay and discharge such installment of principal (including any mandatory sinking fund payments) of, premium, if any, and interest on, the outstanding Securities of such series on the dates such installments of interest, principal or premium are due or the outstanding Securities of such series are redeemable, if applicable, pursuant to Section 14.02(b) below;

     (b) in case any of the Securities of such series are to be redeemed on any date prior to their Stated Maturity, the Company shall have given to the Trustee an irrevocable notice pursuant to Section 3.02 of this Indenture requiring redemption of such Securities on such date and the Company shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to publish notice of redemption of such Securities prior to said date as provided in Section 3.02 of this Indenture; and in the event such Securities are not to be redeemed within the 60 days next succeeding the date of such deposit with the Trustee, the Company shall have given the Trustee in form satisfactory to it irrevocable instructions to publish, as soon as practicable, once in each of two successive calendar weeks in an Authorized Newspaper, a notice to the Holders of such Securities that the
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                                      90

deposit required by Section 14.02(a) has been made with the Trustee and stating such Maturity or redemption date or dates upon which moneys are to be available for the payment of the principal of, premium, if any, and interest on such Securities.

     (c) the Company shall have delivered to the Trustee an Officers' Certificate certifying as to whether the Securities of such series are then listed on the New York Stock Exchange;

     (d) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Securities to be delisted;

     (e) no Event of Default or event (including such deposit) which, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit;

     (f) the Company shall have paid or duly provided for payment of all amounts then due to the Trustee pursuant to Section 8.06.

"Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except
(A) the rights of Holders of Securities of such series to receive, from the trust fund described in clause (a) above, payment of the principal of, and premium, if any, and the interest on such Securities when such payments are due,
(B) the Company's obligations with respect to the Securities of such series under Sections 2.05, 2.06, 5.02 and 14.03 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including without limitation, the provisions of Section 8.06.

"U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

     Section 14.03. Deposited Moneys and U.S. Government Obligations To Be Held in Trust. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 14.02 in respect of Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Securities and the Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon for principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     Section 14.04. Repayment to Company. After the Maturity and payment of the principal of, premium, if any, and interest on the Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to
Section 14.02, the Trustee and any paying agent shall promptly pay or return to the Company upon request any money and U.S. Government Obligations held by them that are not required for the payment of the principal of, premium, if any, and interest on the Securities of such series. The provisions of Section 13.04 shall apply to any money held by the Trustee or any paying agent under this Article that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 14.02.

     Section 14.05. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 14.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to
Section 14.02 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 14.02.

                               ARTICLE FIFTEEN.

                   Immunity of Incorporators, Stockholders,
                            Officers and Directors.

     Section 15.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                               ARTICLE SIXTEEN.

                           Miscellaneous Provisions.

     Section 16.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

     Section 16.02. Benefits of Indenture Restricted to Parties and Holders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and assigns and the Holders, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; and, subject to the provisions of Articles Nine and Fifteen, all of such covenants, conditions and provisions shall be for the sole benefit of the parties hereto and the Holders.

     Section 16.03. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be
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                                      93

done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

        Section 16.04. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities on the Company shall be deemed to have been sufficiently given or served, for all purposes, if given or served at the office of the Treasurer at the principal office of the Company at Newtown Square, 3801 West Chester Pike, Newtown Square, Pennsylvania 19073 (until another address is filed by the Company with the Trustee). Any notice, direction, request of demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee, addressed to the attention of its Corporate Trust Division.

        Section 16.05. Notices to Holders; Waiver. Where this Indenture or any Security provides for notice to Holders of any event, (a) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if in writing and mailed, first-class, postage prepaid, to each Registered Holder of such Securities, at his address as it appears on the registry books of the Company, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice, and (b) if any of the Securities affected by such event are Unregistered Securities, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if published once in an Authorized Newspaper in the Place of Payment not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in one or more Authorized Newspapers as required by any Security or this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to the Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

        Section 16.06. New York Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

        Section 16.07. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

        Section 16.08. Legal Holidays. In any case where the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security will not be a Business Day at the applicable Place of Payment, then payment of such interest and premium, if any, on or principal of the Securities need not be made at such Place of Payment on such date but may be made on the next Business Day at such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption and no interest shall accrue for the period from and after such date.

        Section 16.09. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

        Section 16.10. No Security Interest Created. Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to create or constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.

        Section 16.11. Table of Contents, Headings, etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

        Section 16.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

        Section 16.13. Acceptance of Trust. The Trustee hereby accepts the trusts declared and provided in this Indenture, upon the terms and conditions hereinabove set forth.

        In Witness Whereof, ARCO Chemical Company has caused this Indenture to be signed and acknowledged by its President and Chief Executive Officer, its Senior Vice President and Chief Financial Officer or its Treasurer, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary, and The Bank of New York, as Trustee, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents or Assistant Vice Presidents, has caused its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries, as of the day and year first written above.

                                        ARCO Chemical Company


(Seal)                                      By  DENNIS D. SCHIFFEL
                                              --------------------------------


Attest:

       JOHN E. G. BISCHOF
--------------------------------
      Assistant Secretary

                                        The Bank of New York,
                                          as Trustee

(Seal)                                      By    MICHAEL J. GUIRY
                                              --------------------------------


Attest:


      VINCENT P. McCONNELL
--------------------------------
     Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA  )
                              )    ss.:
COUNTY OF DELAWARE            )


        On this 26th day of July, 1988, before me, Dennis D. Schiffel, the undersigned officer, personally appeared who acknowledged himself to be the Vice President and Treasurer of ARCO Chemical Company, a corporation, and that he as such Vice President and Treasurer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Vice President and Treasurer.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                BEVERLY L. LAWLESS
                                        -------------------------------
                                                 [Notary Public]

(Seal)


                                        BEVERLY L. LAWLESS, Notary Public
                                         Newtown Square, Delaware County
                                        My Commission Expires May 27, 1991

STATE OF NEW YORK       )
                        )        ss:
COUNTY OF NEW YORK      )


        On the 3rd day of August, 1988, before me personally came Michael J. Guiry, to me known, who, being by me duly sworn, did depose and say that he resides at 79-07 19th Drive, Queens, NY, that he is an Assistant Vice President of The Bank of New York, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                VIRGINIA BARAZOTTI
                                        --------------------------------
                                                 [Notary Public]

(Seal)

                                                VIRGINIA BARAZOTTI
                                        Notary Public, State of New York
                                                No. 41-4734647
                                          Qualified in Queens County
                                      Certificate filed in New York County
                                         Commission Expires Nov. 30, 1989

                                                                       EXHIBIT A

            Form of election to receive payments in Foreign Currency
                         or to rescind such election

        The undersigned, registered owner of certificate number  -    (the
"Certificate"), representing [name of series of Securities] (the "Securities")
in an aggregate principal amount of       , hereby

        elects to receive all payments in respect of the Securities in [Foreign Currency in which the Securities are denominated]. Subject to the terms and conditions set forth in the indenture under which the Securities were issued (the "Indenture"), this election shall take effect on the next record date after this election form is received by the Trustee and shall remain in effect until it is rescinded by the undersigned or until the Certificate is transferred or paid in full at Maturity.

        [Insert appropriate wire transfer instructions.]

        rescinds the election previously submitted by the undersigned to receive all payments in respect of the Securities in [Foreign Currency in which the Securities are denominated] represented by the Certificate. Subject to the terms and conditions set forth in the Indenture, this rescission shall take effect on the next record date after this election form is received by the Trustee, or, in the case of Maturity of an installment of principal, the fifteenth day immediately preceding such Maturity.

        The undersigned acknowledges that, except as provided in the Indenture, any costs incurred by or on behalf of the Company in connection with the conversion of Dollars into Foreign Currency shall be borne by the undersigned through deduction from payments required to be made to the undersigned pursuant to the terms of the Indenture.

        All capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to them in the Indenture.


                                                -----------------------------
                                                        (Name of Owner)

                                                -----------------------------
                                                     (Signature of Owner)